UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 18, 2020
PACIFIC PREMIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
Delaware	0-22193	33-0743196
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
17901 Von Karman Avenue, Suite 1200, Irvine, CA 92614
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (949) 864-8000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	PPBI	NASDAQ Stock Market

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Set forth below are the three items that were voted on at the Annual Meeting of Stockholders of Pacific Premier Bancorp, Inc. (the “Company”) held on May 18, 2020 (the “Annual Meeting”), and the stockholder votes on each such matter, as certified by the Annual Meeting inspector of election. Each of the items below is described in further detail in the definitive proxy statement on Schedule 14A for the Annual Meeting filed with the Securities and Exchange Commission on April 8, 2020 (the “Definitive Proxy Statement”). Other than the three items addressed below and described in the Definitive Proxy Statement, no other item was submitted at the Annual Meeting for stockholder action. Each of the three items that were voted on at the Annual Meeting was approved by the Company’s stockholders.

On the record date for the Annual Meeting, there were 59,573,466 shares of Company common stock issued, outstanding and entitled to vote. Stockholders holding 53,738,769 shares of Company common stock were present at the Annual Meeting, in person or represented by proxy.

Proposal 1: The eleven nominees named in the Company’s Definitive Proxy Statement were elected to serve a one-year term expiring in 2021 or until their successors are duly elected and qualified, based upon the following votes:

Nominee	Votes For	Votes Against	Abstain	Broker Non- Votes
John J. Carona	46,186,192	2,717,421	19,742	4,815,414
Ayad A. Fargo	48,403,749	499,465	20,141	4,815,414
Steven R. Gardner	47,655,724	1,241,523	26,108	4,815,414
Joseph L. Garrett	48,384,211	509,849	29,295	4,815,414
Jeff C. Jones	48,026,802	853,569	42,984	4,815,414
M. Christian Mitchell	48,845,665	15,974	61,716	4,815,414
Michael J. Morris	48,851,366	42,333	29,656	4,815,414
Barbara S. Polsky	48,363,084	499,421	60,850	4,815,414
Zareh H. Sarrafian	48,836,228	57,639	29,488	4,815,414
Jaynie M. Studenmund	48,333,284	548,037	42,034	4,815,414
Cora M. Tellez	48,385,848	508,297	29,210	4,815,414

Proposal 2: The proposal to approve, on a non-binding advisory basis, the compensation of the Company's named executive officers, as described in the Definitive Proxy Statement, was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
39,759,647	9,074,067	89,641	4,815,414

Proposal 3: The appointment of Crowe LLP as the independent auditor of the Company for the fiscal year ending December 31, 2020 was ratified, having received the following votes:

For	Against	Abstain
53,578,344	138,474	21,951

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

Dated:	May 19, 2020	By:	/s/ STEVEN R. GARDNER
Steven R. Gardner
Chairman, President and Chief Executive Officer